UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

Hard Rock Hotel Holdings, LLC
 (Exact name of registrant as specified in its charter)

DELAWARE	000-52992	16-1782658
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 Paradise Road, Las Vegas, NV	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 693-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2008 Profits Interest Plan

On September 10, 2008, the Board of Directors of Hard Rock Hotel Holdings, LLC (the “Board” and the “Company”, respectively) adopted the Company’s 2008 Profits Interest Award Plan (the “Plan”). The purpose of the Plan is to provide eligible officers and employees with an opportunity to participate in the Company’s future by granting them profits interest awards in the form of Class C Units of the Company (the “Class C Units”). The Class C Units are membership interests in the Company whose terms are governed by the Company’s Second Amended and Restated Limited Liability Company Agreement, as amended (the “LLC Agreement”), the Plan and an individual profits interest award agreement (the “Award Agreement”). The LLC Agreement authorizes the Board to make grants of Class C Units under the Plan aggregating a 5% equity interest in the Company.

The maximum aggregate number of Class C Units available for issuance under the Plan is 1,000,000 units. Each profits interest award will be issued pursuant to an Award Agreement containing such terms and conditions as are determined by the Board. Each Award Agreement will generally include the vesting conditions applicable to the Class C Units covered by the award. Vesting may occur over a specified period of time, based upon the Company’s attainment of specified performance criteria, or based upon the Company’s completion of specified milestones (or any combination thereof), subject to the continued employment of the profits interest award holder. If the profits interest award holder forfeits the unvested portion of his or her award, the holder will only be entitled to a share of the Company’s profits to the extent of his or her vested interest. The Plan provides that an Award Agreement may include such other restrictions as are determined by the Board, including without limitation, transfer restrictions, repurchase rights, requirements that Class C Units be transferred in the event of certain transactions, rights of first refusal with respect to permitted transfers of Class C Units, voting agreements, tag-along rights, drag-along rights, piggyback registration rights, and non-competition, non-solicitation and confidentiality agreements.

A copy of the Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Award of Class C Profits Interest Units

On September 10, 2008, the Board approved awards under the Plan representing an aggregate of 723,600 Class C Units to certain eligible employees of the Company. The Company’s named executive officers received aggregate awards totaling 360,000 Class C Units which includes an aggregate award of 300,000 Class C Units to Mr. Randy Kwasniewski (President) and 60,000 Class C Units to Mr. Dean Boswell (Chief Financial Officer).

Each grantee’s award consists of the following three vesting components which are generally subject to the grantee’s continued employment with the Company:

•	a time-based vesting award that vests over the period commencing on the date of grant and continuing through December 31, 2010;

•	a performance-based vesting award that vests based on the Company’s attainment of pre-established EBITDA targets for each of the Company’s fiscal years through December 31, 2010; and

•	a “milestone” vesting award that vests based on the Company’s timely completion of the expansion project at the Hard Rock Hotel & Casino in Las Vegas, Nevada in accordance with the development budget approved by the Board.

If a “Sale of the Company” (as defined in the Plan) occurs prior to December 31, 2010 and the grantee remains employed with the Company until the closing of the Sale of the Company, 100% of the remaining outstanding unvested Class C Units covered by the award will vest immediately prior to the closing.

Awards of Class C Units will be forfeited to the extent that the award is not vested as of the date of a termination of the grantee’s employment or to the extent that the award fails to satisfy the performance or milestone targets set forth in the Award Agreement. With respect to awards held by grantees other than Mr. Kwasniewski, the entire award, whether vested or unvested, will be forfeited upon a termination of the grantee’s employment for “Cause” (as defined in the Award Agreement). Mr. Kwasniewski’s Award Agreements provide that his vested Class C Units are generally only subject to forfeiture upon breach of his non-competition covenant.

The Award Agreements include a number of restrictions permitted under the Plan, including without limitation the following: The Company will have a right to repurchase any or all vested Class C Units from the holder within a specified period of time following the holder’s termination of employment or December 31, 2010, if later. The repurchase price per unit is determined pursuant to a methodology set forth in the Award Agreement that is intended to approximate the fair market value of a Class C Unit as of the date on which the repurchase right arises. In addition to the transfer restrictions contained in the LLC Agreement, the holder of an award is prohibited from transferring the award or any Class C Units except to the holder’s qualified living trust. The Award Agreements also include a drag-along right which requires the holder to sell a portion of his or her Class C Units upon a sale of the Company, a tag-along right which allows the holder to elect to sell a portion of his or her Class C Units upon a sale of the Company, and a piggyback registration right which allows the holder to receive registered securities in exchange for Class C Units in the event of a conversion of the Company to a C-corporation followed by an initial public offering.

A copy of the forms of the Award Agreements relating to the time-based vesting awards, performance-based vesting awards, and milestone-based vesting awards for all grantees other than Mr. Kwasniewski, and the time-based vesting awards, performance-based vesting awards, and milestone-based vesting awards for Mr. Kwasniewski are filed as Exhibit 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Description

10.1	Hard Rock Hotel Holdings, LLC 2008 Profits Interest Award Plan
10.2	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Time-Based Vesting)
10.3	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Performance Based Vesting)
10.4	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Milestone Based Vesting)
10.5	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreement between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Time-Based Vesting)
10.6	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Performance Based Vesting)
10.7	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Milestone Based Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 15, 2008

Hard Rock Hotel Holdings, LLC

By: /s/ Richard Szymanski
Name: Richard Szymanski
Its: Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Hard Rock Hotel Holdings, LLC 2008 Profits Interest Award Plan
10.2	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Time-Based Vesting)
10.3	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Performance Based Vesting)
10.4	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements (Form for Milestone Based Vesting)
10.5	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreement between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Time-Based Vesting)
10.6	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Performance Based Vesting)
10.7	Hard Rock Hotel Holdings, LLC Class C Profits Interest Agreements between Hard Rock Hotel Holdings, LLC and Randy Kwasniewski (Milestone Based Vesting)

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